UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 3, 2006
Electro-Optical Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51481 (Commission File Number)	13-3986004 (IRS Employer Identification No.)

3 West Main Street, Suite 201, Irvington, New York (Address of principal executive offices)	10533 (Zip Code)
Registrant’s telephone number, including area code (914) 591-3783
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 — Unregistered Sales of Equity Securities
Item 9.01 — Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1: SECURITIES PURCHASE AGRREMENT
EX-10.2: SECURITIES PURCHASE AGREEMENT
EX-10.3: REGISTRATION RIGHTS AGREEMENT

Item 3.02 — Unregistered Sales of Equity Securities
As disclosed on November 1, 2006, Electro-Optical Sciences, Inc. (the “Company”) entered into securities purchase agreements and a registration rights agreement with certain accredited investors for the private placement of 2,312,384 shares of the Company’s common stock and warrants to purchase up to 346,857 shares of the Company’s common stock.
The private placement closed on November 3, 2006. The Company received aggregate gross proceeds of approximately $13.2 million.
The foregoing description is only a summary and is qualified in its entirety by reference to the aforementioned transaction documents contained in Exhibits 10.1, 10.2 and 10.3 hereto and Exhibits 4.1 and 10.4 as previously filed as exhibits to the Form 8-K filed by the Company on November 1, 2006, each of which is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
     (b) Exhibits.

Exhibit
Number	Description
10.1[1]	Securities Purchase Agreement among the Company and the purchasers identified on the signature pages thereto, dated as of October 31, 2006
10.2[2]	Securities Purchase Agreement among the Company and the purchasers identified on the signature pages thereto, dated as of October 31, 2006
10.3[3]	Registration Rights Agreement among the Company and the purchasers identified on the signature pages thereto, dated as of October 31, 2006

[1]	Replaces the Form of Securities Purchase Agreement filed as Exhibit 10.1 to the Form 8-K filed by the Company on November 1, 2006.
[2]	Replaces the Form of Securities Purchase Agreement filed as Exhibit 10.2 to the Form 8-K filed by the Company on November 1, 2006.
[3]	Replaces the Form of Registration Rights Agreement filed as Exhibit 10.3 to the Form 8-K filed by the Company on November 1, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro-Optical Sciences, Inc.
Date: November 8, 2006	By:	/s/ Joseph V. Gulfo
President & Chief Executive Officer
(Principal Executive Officer)

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.1[1]	Securities Purchase Agreement among the Company and the purchasers identified on the signature pages thereto, dated as of October 31, 2006
10.2[2]	Securities Purchase Agreement among the Company and the purchasers identified on the signature pages thereto, dated as of October 31, 2006
10.3[3]	Registration Rights Agreement among the Company and the purchasers identified on the signature pages thereto, dated as of October 31, 2006

[1]	Replaces the Form of Securities Purchase Agreement filed as Exhibit 10.1 to the Form 8-K filed by the Company on November 1, 2006.
[2]	Replaces the Form of Securities Purchase Agreement filed as Exhibit 10.2 to the Form 8-K filed by the Company on November 1, 2006
[3]	Replaces the Form of Registration Rights Agreement filed as Exhibit 10.3 to the Form 8-K filed by the Company on November 1, 2006

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